                                                                   EXHIBIT 99.14

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC5

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                    $693,618,549
Aggregate Original Principal Balance                       $696,607,184
Number of Mortgage Loans                                          5,783

                                              MINIMUM          MAXIMUM          AVERAGE (1)
                                              -------          -------          -----------
Original Principal Balance                    $13,000          $900,000          $120,458
Outstanding Principal Balance                 $12,981          $895,772          $119,941

                                              MINIMUM           MAXIMUM      WEIGHTED AVERAGE (2)
                                              -------           -------      --------------------
Original Term (mos)                               120               360               303
Stated remaining Term (mos)                       116               357               299
Loan Age (mos)                                      3                14                 4
Current Interest Rate                           4.375%           13.875%            7.526%
Initial Interest Rate Cap                       0.000%            0.000%            0.000%
Periodic Rate Cap                               0.000%            0.000%            0.000%
Gross Margin                                    0.000%            0.000%            0.000%
Maximum Mortgage Rate                           0.000%            0.000%            0.000%
Minimum Mortgage Rate                           0.000%            0.000%            0.000%
Months to Roll                                      0                 0                 0
Original Loan-to-Value                          12.50%           100.00%            82.90%
Credit Score (3)                                  500               814               658

                                              EARLIEST          LATEST
                                              --------         --------
Maturity Date                                 06/01/14         07/01/34

                                            PERCENT OF                                                  PERCENT OF
LIEN POSITION                              MORTGAGE POOL    YEAR OF ORIGINATION                        MORTGAGE POOL
-------------                              -------------    -------------------                        -------------
1st Lien                                      73.40%        2003                                           0.14%
2nd Lien                                       26.6         2004                                          99.86

OCCUPANCY                                                   LOAN PURPOSE
Primary                                       95.33%        Purchase                                      33.85%
Second Home                                    1.37         Refinance - Rate/Term                         20.48
Investment                                     3.29         Refinance - Cashout                           45.68

LOAN TYPE                                                   PROPERTY TYPE
Fixed Rate                                   100.00%        Single Family                                 74.61%
ARM                                            0.00         Townhouse                                      0.00
                                                            Condominium                                    6.72
AMORTIZATION TYPE                                           Two- to Four-Family                            6.66
Fully Amortizing                              73.83%        Manufactured Housing                           1.00
Interest Only                                  0.00         Planned Unit Development                      11.01
Balloon                                       26.17

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                       NUMBER     AGGREGATE                                  WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                         OF      PRINCIPAL         PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF              MORTGAGE     BALANCE          MORTGAGE      AVERAGE    CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
MORTGAGE RATES          LOANS    OUTSTANDING          POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC
-----------------    ---------   ------------      ----------    --------    -------   -----------   --------   -----------
5.500% or less           106     $ 27,421,883          3.95%       5.286%      723       $258,697      65.89%      83.06%
5.501% to 6.000%         562      134,642,071         19.41        5.870       678        239,577      73.42       71.60
6.001% to 6.500%         679      152,256,623         21.95        6.322       656        224,237      76.78       62.04
6.501% to 7.000%         562      105,270,002         15.18        6.807       644        187,313      80.78       58.78
7.001% to 7.500%         249       37,746,618          5.44        7.320       623        151,593      80.52       58.52
7.501% to 8.000%         222       27,580,042          3.98        7.804       619        124,234      82.34       63.22
8.001% to 8.500%         304       26,360,089          3.80        8.353       662         86,711      91.34       79.01
8.501% to 9.000%         382       26,773,978          3.86        8.840       660         70,089      94.16       75.82
9.001% to 9.500%         303       19,068,847          2.75        9.410       664         62,933      97.72       72.18
9.501% to 10.000%        504       34,306,100          4.95        9.877       669         68,068      98.39       47.52
10.001% to 10.500%       366       21,251,799          3.06       10.414       655         58,065      99.33       44.51
10.501% to 11.000%       849       53,497,121          7.71       10.859       650         63,012      99.08       35.82
11.001% to 11.500%       128        4,490,350          0.65       11.314       644         35,081      99.51       42.90
11.501% to 12.000%       182        7,774,748          1.12       11.950       638         42,718      98.75       48.50
12.001% to 12.500%       104        4,835,579          0.70       12.354       666         46,496      99.61       24.33
12.501% to 13.000%       275       10,121,499          1.46       12.857       634         36,805      99.73       44.20
13.001% to 13.500%         4          110,095          0.02       13.154       632         27,524     100.00       58.46
13.501% to 14.000%         2          111,106          0.02       13.795       678         55,553     100.00        0.00
                       -----     ------------        ------       ------       ---       --------     ------       -----
TOTAL:                 5,783     $693,618,549        100.00%       7.526%      658       $119,941      82.90%      61.46%
                       =====     ============        ======       ======       ===       ========     ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.526% per annum.

REMAINING MONTHS TO STATED MATURITY

                       NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                         OF        PRINCIPAL      PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF REMAINING    MORTGAGE      BALANCE        MORTGAGE      AVERAGE      CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
  TERMS (MONTHS)        LOANS     OUTSTANDING        POOL        COUPON       SCORE    OUTSTANDING      LTV          DOC
------------------    --------   -------------    ----------     -------     --------  -----------     ---------  -----------
109 to 120                 1     $      63,444        0.01%        6.500%      663      $  63,444     35.14%         0.00%
157 to 168                 3            93,194        0.01        11.400       675         31,065    100.00          0.00
169 to 180             3,418       215,116,671       31.01         9.763       664         62,936     94.90         51.31
229 to 240                30         4,296,080        0.62         6.470       639        143,203     77.23         78.54
349 to 360             2,331       474,049,160       68.34         6.519       656        203,367     77.52         65.93
                       -----     -------------      ------        ------       ---      ---------    ------         -----
TOTAL:                 5,783     $ 693,618,549      100.00%        7.526%      658      $ 119,941     82.90%        61.46%
                       =====     =============      ======        ======       ===      =========    ======         =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 299 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                                WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                               OF      PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE        MORTGAGE      AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING        POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------------  --------   -----------     ----------    --------    --------  -----------   --------   -----------
$50,000  or less              1,704    $  56,623,466        8.16%     10.530%      655      $  33,230       97.78%     57.56%
$50,001  to $100,000          1,687      121,960,125       17.58       9.296       658         72,294       92.10      54.27
$100,001 to $150,000            883      110,317,349       15.90       7.926       649        124,935       84.54      64.72
$150,001 to $200,000            539       93,895,480       13.54       6.895       652        174,203       78.22      63.13
$200,001 to $250,000            317       70,937,656       10.23       6.461       650        223,778       76.17      62.88
$250,001 to $300,000            219       59,971,860        8.65       6.389       657        273,844       76.17      62.58
$300,001 to $350,000            147       47,712,664        6.88       6.349       664        324,576       79.01      59.78
$350,001 to $400,000             99       37,228,486        5.37       6.340       670        376,045       79.55      63.73
$400,001 to $450,000             65       27,485,150        3.96       6.232       683        422,848       78.67      65.97
$450,001 to $500,000             52       24,819,749        3.58       6.109       661        477,303       77.50      63.06
$500,001 to $550,000             23       12,159,029        1.75       6.262       680        528,653       76.11      60.74
$550,001 to $600,000             20       11,541,476        1.66       6.203       663        577,074       78.02      60.24
$600,001 to $650,000             14        8,795,987        1.27       6.187       678        628,285       77.73      71.05
$650,001 to $700,000              9        6,126,370        0.88       6.181       685        680,708       76.08      77.66
$700,001 to $750,000              2        1,425,504        0.21       6.249       683        712,752       79.57      49.69
$800,001 to $850,000              1          846,508        0.12       5.875       668        846,508       73.91     100.00
$850,001 to $900,000              2        1,771,689        0.26       6.180       706        885,845       69.61     100.00
                              -----    -------------      ------      ------       ---      ---------       -----     ------
TOTAL:                        5,783    $ 693,618,549      100.00%      7.526%      658      $ 119,941       82.90%     61.46%
                              =====    =============      ======      ======       ===      =========       =====     ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,981 to approximately $895,772 and the average outstanding principal balance of the Mortgage Loans was approximately $119,941.

PRODUCT TYPES

                             NUMBER      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                               OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
PRODUCT TYPES                 LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC
------------------          --------   -------------   ----------    -------    --------   -----------   ---------  -----------
10 Year Fixed Loans               1    $      63,444      0.01%       6.500%       663      $  63,444       35.14%      0.00%
15 Year Fixed Loans             310       33,683,877      4.86        6.783        651        108,658       71.25      57.73
20 Year Fixed Loans              30        4,296,080      0.62        6.470        639        143,203       77.23      78.54
30 Year Fixed Loans           2,331      474,049,160     68.34        6.519        656        203,367       77.52      65.93
Balloon Loans                 3,111      181,525,989     26.17       10.317        666         58,350       99.29      50.09
                              -----    -------------    ------       ------        ---      ---------       -----      -----
TOTAL:                        5,783    $ 693,618,549    100.00%       7.526%       658      $ 119,941       82.90%     61.46%
                              =====    =============    ======       ======        ===      =========       =====      =====

ADJUSTMENT TYPE

                             NUMBER      AGGREGATE                               WEIGHTED    AVERAGE      WEIGHTED    PERCENT
                               OF        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                            MORTGAGE      BALANCE       MORTGAGE     AVERAGE      CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
ADJUSTMENT TYPE               LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------             --------   ------------    ----------    -------     -------   -----------   ---------  -----------
Fixed Rate                   5,783     $ 693,618,549     100.00%      7.526%       658      $ 119,941     82.90%       61.46%
                             -----     -------------     ------       -----        ---      ---------     -----        -----
TOTAL:                       5,783     $ 693,618,549     100.00%      7.526%       658      $ 119,941     82.90%       61.46%
                             =====     =============     ======       =====        ===      =========     =====        =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER       AGGREGATE                                WEIGHTED     AVERAGE         WEIGHTED     PERCENT
                             OF         PRINCIPAL      PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL        AVERAGE      FULL OR
                          MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT      BALANCE         ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING        POOL         COUPON     SCORE     OUTSTANDING          LTV         DOC
-----------------------   --------     ------------    ----------     -------    -------    -----------       --------   -----------
Arizona                      187       $ 13,126,560        1.89%       8.279%       657       $ 70,196           87.02%      59.49%
Arkansas                       7            509,525        0.07        7.500        625         72,789           79.68       65.89
California                 2,762        403,200,244       58.13        7.402        666        145,981           82.13       58.01
Colorado                      85          6,773,848        0.98        8.457        649         79,692           88.99       62.12
Connecticut                   59          9,713,922        1.40        6.739        646        164,643           79.89       56.69
Delaware                      10          1,326,327        0.19        7.727        636        132,633           88.73       76.74
District of Columbia          10          1,479,375        0.21        7.341        667        147,937           80.53       58.35
Florida                      296         28,294,122        4.08        7.634        639         95,588           82.36       68.18
Georgia                       71          3,432,810        0.49        9.651        653         48,349           93.01       62.53
Idaho                         34          2,974,172        0.43        7.295        639         87,476           86.23       78.30
Illinois                     166         13,733,921        1.98        8.022        663         82,734           87.90       61.32
Indiana                       20          1,658,794        0.24        7.604        642         82,940           89.05       82.67
Iowa                           3            122,892        0.02       10.515        637         40,964           85.84        0.00
Kansas                        14            651,948        0.09        8.748        663         46,568           91.76       78.22
Kentucky                      16            790,106        0.11        8.812        624         49,382           88.41       91.99
Louisiana                    142          9,780,201        1.41        7.933        635         68,875           84.74       73.92
Maine                          4            215,687        0.03        7.651        608         53,922           79.84      100.00
Maryland                     202         22,296,953        3.21        7.652        647        110,381           86.45       77.62
Massachusetts                 62          8,204,124        1.18        7.583        655        132,325           82.62       61.44
Michigan                      45          2,537,612        0.37        9.190        635         56,391           89.04       82.84
Minnesota                     10          1,803,866        0.26        6.575        615        180,387           83.93       68.53
Mississippi                    8            436,349        0.06        8.719        608         54,544           89.12       89.98
Missouri                      22            799,075        0.12       10.641        656         36,322          100.00       58.01
Montana                       35          3,120,971        0.45        7.714        638         89,171           85.07       90.07
Nevada                       108          8,763,025        1.26        9.033        658         81,139           87.69       58.15
New Hampshire                 14          1,634,039        0.24        7.214        627        116,717           85.43       55.45
New Jersey                    44          6,622,766        0.95        7.182        634        150,517           80.28       74.03
New Mexico                    10          1,778,574        0.26        7.341        663        177,857           88.73       82.20
New York                     214         43,749,450        6.31        6.926        649        204,437           78.43       56.69
North Carolina                46          3,030,988        0.44        8.438        630         65,891           89.22       71.42
Ohio                          35          2,598,102        0.37        8.166        635         74,231           89.99       85.29
Oklahoma                      24          1,718,041        0.25        8.249        622         71,585           86.45       75.55
Oregon                        38          3,215,226        0.46        7.383        645         84,611           82.27       81.98
Pennsylvania                 119         12,381,473        1.79        7.312        631        104,046           84.58       74.66
Rhode Island                  22          2,535,114        0.37        7.303        657        115,232           75.64       58.46
South Carolina                19          1,089,257        0.16        9.050        649         57,329           90.90       69.72
Tennessee                     41          3,748,653        0.54        7.370        641         91,431           87.93       89.25
Texas                        437         35,440,254        5.11        7.674        641         81,099           82.66       58.97
Utah                          15            543,419        0.08        9.514        648         36,228           96.19       76.98
Vermont                        2            165,089        0.02        8.108        657         82,545           78.83      100.00
Virginia                     204         17,065,628        2.46        8.441        667         83,655           85.60       62.40
Washington                    86          8,257,365        1.19        7.361        670         96,016           85.12       82.27
West Virginia                  5            204,745        0.03        8.549        672         40,949           91.06       70.75
Wisconsin                     28          1,802,596        0.26        8.494        690         64,378           87.67       76.50
Wyoming                        2            291,347        0.04        6.092        637        145,673           90.00      100.00
                           -----       ------------      ------        -----        ---       --------           -----      ------
TOTAL:                     5,783       $693,618,549      100.00%       7.526%       658       $119,941           82.90%      61.46%
                           =====       ============      ======        =====        ===       ========           =====      ======

(1) No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER        AGGREGATE                                 WEIGHTED    AVERAGE         WEIGHTED     PERCENT
                          OF          PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL        AVERAGE      FULL OR
RANGE OF ORIGINAL      MORTGAGE        BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE         ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS    LOANS       OUTSTANDING         POOL        COUPON       SCORE    OUTSTANDING          LTV         DOC
--------------------   --------     ------------      ----------    -------     -------   -----------       ---------  -----------
50.00% or less            149       $ 22,409,268         3.23%       6.088%       673       $150,398          40.01%       56.08%
50.01% to 55.00%           65         12,116,345         1.75        6.287        659        186,405          52.73        55.47
55.01% to 60.00%           98         18,405,560         2.65        6.200        656        187,812          58.04        61.79
60.01% to 65.00%          128         25,598,350         3.69        6.193        663        199,987          62.69        59.51
65.01% to 70.00%          208         41,892,233         6.04        6.362        646        201,405          68.31        58.35
70.01% to 75.00%          249         55,315,775         7.97        6.361        649        222,152          73.52        52.80
75.01% to 80.00%          839        162,404,987        23.41        6.480        663        193,570          79.38        63.90
80.01% to 85.00%          325         66,601,119         9.60        6.677        643        204,927          83.98        71.32
85.01% to 90.00%          396         71,485,942        10.31        6.992        647        180,520          89.33        73.50
90.01% to 95.00%          358         42,213,749         6.09        7.893        655        117,915          94.61        71.70
95.01% to 100.00%       2,968        175,175,220        25.26       10.197        667         59,021          99.91        52.89
                        -----       ------------       ------       ------        ---       --------          -----        -----
TOTAL:                  5,783       $693,618,549       100.00%       7.526%       658       $119,941          82.90%       61.46%
                        =====       ============       ======       ======        ===       ========          =====        =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 12.50% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 26.60% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.29%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                        NUMBER        AGGREGATE                                 WEIGHTED    AVERAGE        WEIGHTED    PERCENT
                          OF          PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE     FULL OR
                       MORTGAGE        BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
LOAN PURPOSE            LOANS       OUTSTANDING         POOL        COUPON       SCORE    OUTSTANDING        LTV         DOC
---------------------  ---------    ------------      ----------    --------    --------  -----------     ---------  -----------
Refinance - Cashout      1,916      $316,834,431        45.68%      6.846%        648       $165,362        78.30%       66.08%
Purchase                 3,004       234,763,519        33.85       8.925         675         78,150        92.35        52.12
Refinance - Rate Term      863       142,020,599        20.48       6.730         652        164,566        77.56        66.57
                         -----      ------------       ------       -----         ---       --------        -----        -----
TOTAL:                   5,783      $693,618,549       100.00%      7.526%        658       $119,941        82.90%       61.46%
                         =====      ============       ======       =====         ===       ========        =====        =====

PROPERTY TYPE

                          NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE        WEIGHTED    PERCENT
                            OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE     FULL OR
                         MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
PROPERTY TYPE             LOANS     OUTSTANDING         POOL        COUPON       SCORE    OUTSTANDING        LTV         DOC
---------------------    ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
Single Family              4,217     $517,513,375        74.61%      7.436%       655       $122,721        82.35%      61.78%
Condominium                  531       46,633,091         6.72       8.123        672         87,821        87.48       58.28
Two- to Four-Family          255       46,194,640         6.66       7.271        669        181,155        80.54       51.31
Manufactured Housing          66        6,933,503         1.00       6.676        667        105,053        76.94       79.46
Planned Unit Development     714       76,343,940        11.01       8.002        660        106,924        85.81       65.72
                           -----     ------------       ------       -----        ---       --------        -----       -----
TOTAL:                     5,783     $693,618,549       100.00%      7.526%       658       $119,941        82.90%      61.46%
                           =====     ============       ======       =====        ===       ========        =====       =====

DOCUMENTATION

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE        WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE     FULL OR
                           MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
DOCUMENTATION               LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING        LTV         DOC
---------------------      ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
Full Documentation           3,212    $387,381,419        55.85%       7.249%        652      $120,604        82.88%      100.00%
Streamlined Documentation      604     116,527,629        16.80        6.668         664       192,927        72.50         0.00
Stated Documentation         1,207      80,338,272        11.58       10.097         681        66,560        96.26         0.00
Limited Documentation          375      51,770,478         7.46        7.576         653       138,055        84.83         0.00
Full/Alt Documentation         223      38,900,703         5.61        7.245         652       174,443        82.73       100.00
Lite Documentation             162      18,700,047         2.70        8.000         671       115,432        85.91         0.00
                             -----    ------------       ------        -----         ---      --------        -----        -----
TOTAL:                       5,783    $693,618,549       100.00%       7.526%        658      $119,941        82.90%       61.46%
                             =====    ============       ======        =====         ===      ========        =====        =====

OCCUPANCY

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE        WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE     FULL OR
                           MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
OCCUPANCY                   LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING        LTV         DOC
-----------                ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
Primary                      5,508     $661,256,557       95.33%      7.534%        657      $120,054         83.10%      61.82%
Investment                     163       22,845,700        3.29       7.033         678       140,158         75.62       57.47
Second Home                    112        9,516,292        1.37       8.100         691        84,967         86.48       45.63
                             -----     ------------      ------       -----         ---      --------         -----       -----
TOTAL:                       5,783     $693,618,549      100.00%      7.526%        658      $119,941         82.90%      61.46%
                             =====     ============      ======       =====         ===      ========         =====       =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE    FULL OR
MORTGAGE LOANS AGE         MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
(MONTHS)                    LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING        LTV         DOC
------------------        ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
3                            1,679    $198,320,142         28.59%      7.691%       658       $118,118         83.27%     62.48%
4                            2,104     274,197,631         39.53       7.253        663        130,322         81.18      63.78
5                            1,230     139,240,766         20.07       7.649        654        113,204         84.32      56.96
6                              639      68,036,228          9.81       7.856        651        106,473         85.81      61.12
7                              115      12,634,425          1.82       7.510        647        109,865         82.82      49.92
8                                5         241,151          0.03      12.103        646         48,230         99.19      46.74
9                                5         778,766          0.11       8.211        689        155,753         83.49      18.38
10                               1          15,183          0.00      12.375        593         15,183        100.00     100.00
11                               2          61,063          0.01      12.375        636         30,532        100.00      44.08
13                               2          62,560          0.01      11.045        696         31,280        100.00       0.00
14                               1          30,634          0.00      12.125        633         30,634        100.00       0.00
                             -----    ------------        ------      ------        ---       --------        ------      -----
TOTAL:                       5,783    $693,618,549        100.00%      7.526%       658       $119,941         82.90%     61.46%
                             =====    ============        ======      ======        ===       ========        ======      =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE    FULL OR
ORIGINAL PREPAYMENT        MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
PENALTY TERM                LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING        LTV         DOC
-------------------       ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
None                        1,503     $122,617,436         17.68%      8.485%       653      $ 81,582         87.97%     63.61%
12 Months                     259       48,927,861          7.05       6.994        650       188,911         79.99      54.37
24 Months                   1,204      105,534,123         15.22       8.832        663        87,653         91.67      55.49
36 Months                   2,817      416,539,129         60.05       6.975        659       147,866         79.53      63.17
                            -----     ------------        ------       -----        ---      --------         -----      -----
TOTAL:                      5,783     $693,618,549        100.00%      7.526%       658      $119,941         82.90%     61.46%
                            =====     ============        ======       =====        ===      ========         =====      =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 32 months.

CREDIT SCORES

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE    FULL OR
                           MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES      LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING        LTV         DOC
----------------------    ---------  -------------     ----------    --------    --------  -----------     ---------  -----------
Not Available                 3       $    648,307          0.09%      5.911%          0     $216,102        75.29%      43.89%
500 to 500                    1            133,179          0.02       6.750         500      133,179        39.41      100.00
501 to 525                   58          8,121,654          1.17       7.915         514      140,029        74.56       88.49
526 to 550                   80         11,378,602          1.64       7.661         538      142,233        73.83       78.30
551 to 575                  178         24,944,633          3.60       7.262         564      140,138        76.65       77.62
576 to 600                  527         57,277,292          8.26       7.746         590      108,686        80.83       76.88
601 to 625                  846         99,131,304         14.29       7.710         615      117,176        82.74       73.13
626 to 650                1,192        128,737,350         18.56       7.872         638      108,001        85.29       54.67
651 to 675                1,038        125,279,651         18.06       7.474         663      120,693        84.41       57.64
676 to 700                  720         81,060,480         11.69       7.720         687      112,584        86.08       51.34
701 to 725                  460         61,624,575          8.88       7.168         712      133,966        84.01       54.06
726 to 750                  320         41,528,003          5.99       7.097         737      129,775        82.36       54.39
751 to 775                  241         33,914,585          4.89       6.914         762      140,724        79.17       57.73
776 to 800                  105         17,008,323          2.45       6.504         785      161,984        72.83       70.82
801 to 814                   14          2,830,612          0.41       6.204         807      202,187        72.77       75.97
                          -----       ------------        ------       -----         ---     --------        -----       -----
TOTAL:                    5,783       $693,618,549        100.00%      7.526%        658     $119,941        82.90%      61.46%
                          =====       ============        ======       =====         ===     ========        =====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 658.

CREDIT GRADE

                            NUMBER      AGGREGATE                                 WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE    FULL OR
                           MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
CREDIT GRADE                 LOANS      OUTSTANDING         POOL       COUPON       SCORE    OUTSTANDING      LTV         DOC
------------              ---------  -------------     ----------    --------    --------  -------------    ---------  ----------
AA                          3,271    $393,100,462          56.67%       7.439%      695       $120,177       84.04%       55.51%
A                           1,544     182,465,605          26.31        7.653       629        118,177       83.32        63.90
A-                            552      56,744,943           8.18        7.979       600        102,799       82.09        75.01
B+                            227      34,396,421           4.96        7.044       576        151,526       76.39        78.06
B                             183      26,248,622           3.78        7.580       550        143,435       73.18        81.56
B-                              1          73,640           0.01        9.500       662         73,640      100.00       100.00
C                               5         588,856           0.08        7.720       584        117,771       80.57       100.00
                            -----    ------------         ------        -----       ---       --------      ------       ------
TOTAL:                      5,783    $693,618,549         100.00%       7.526%      658       $119,941       82.90%       61.46%
                            =====    ============         ======        =====       ===       ========      ======       ======